                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  March 2, 1999

                       PATRIOT AMERICAN HOSPITALITY, INC.
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                        01-13127             94-0358820
(State or other jurisdiction         (Commission File      (I.R.S. Employer
      of incorporation)                   Number)          Identification No.)

                  1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX
           75234 (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (214) 863-1000


                           WYNDHAM INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                        01-13127-01            94-2872485
(State or other jurisdiction          (Commission File       (I.R.S. Employer
     of incorporation)                     Number)          Identification No.)

                  1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX
           75234 (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (214) 863-1000

ITEM 5.           OTHER EVENTS

         Patriot American Hospitality, Inc. ("Patriot"), whose shares are paired and trade with those of its operating company, Wyndham International, Inc. ("Wyndham," and together with Patriot, the "Company"), has entered into a definitive securities purchase agreement with a group of investors providing for a $1 billion equity investment in the Company. The investor group includes affiliates of Thomas H. Lee Company; Apollo Real Estate Advisors, L.P.; Apollo Management, L.P.; Beacon Capital Partners, Inc.; and Rosen Consulting Group (together, the "Investors"). Under the terms of the securities purchase agreement (a copy of which is filed herewith as EXHIBIT
99.1 and incorporated herein in its entirety), the Investors will purchase $1 billion of 9.75% convertible preferred stock, callable after six years, with an initial conversion price of $8.59 per share (previously announced $8.75 per share as adjusted for Patriot's fourth quarter stock dividend). The
Company will have the ability to conduct a rights offering in which common stockholders and, in certain circumstances, the limited partners of the Company's operating partnerships can purchase up to $300 million of convertible preferred stock with the same economic terms, which would reduce the Investors' investment to $700 million. The Investors will initially own an approximate 29% interest in the Company, assuming full subscription to the rights offering by non-Investor stockholders.

         James D. Carreker, Chairman and Chief Executive Officer of Wyndham has been named to the additional position of Chief Executive Officer of Patriot. Paul A. Nussbaum, has resigned his position as Chairman and Chief Executive Officer of Patriot. He has been named Chairman Emeritus and will continue as a director.

         Upon consummation of the equity investment, the new Board of Directors will consist of eight representatives from the current Company Boards, eight representatives from the Investors, and three additional directors to be mutually agreed-upon.

         The Boards of Patriot and Wyndham have unanimously approved the combination of the two companies (the "Restructuring") and conversion from a paired-share real estate investment trust ("REIT") structure to a C Corporation pursuant to a restructuring plan (a copy of which is filed herewith as EXHIBIT 99.2 and incorporated herein in its entirety). Under the terms of the restructuring plan, a newly formed subsidiary of Wyndham, a C Corporation, will be merged into Patriot, a REIT, as a result of which Patriot will become a wholly owned subsidiary of Wyndham.

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

         The equity investment and the Restructuring are subject to stockholder approval and both are currently expected to be completed by June 30, 1999. The equity investment is also subject to antitrust clearance and certain other conditions and consents.

         This Form 8-K contains forward-looking statements within the meaning of Sections 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company's actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include competition for guests from other hotels, dependence upon business and commercial travelers and tourism, the seasonality of the hotel industry, and the availability of equity or debt financing at terms and conditions favorable to the Companies.

         ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         99.1                       Securities Purchase Agreement dated as of
                                    February 18, 1999 by and among Patriot
                                    American Hospitality, Inc., Wyndham
                                    International, Inc., Patriot American
                                    Hospitality Partnership, L.P., Wyndham
                                    International Operating Partnership, L.P.
                                    and the Investors named therein

         99.2                       Restructuring Plan

         99.3                       Form of Restated Certificate of
                                    Incorporation of Wyndham International, Inc.

         99.4                       Form of Amended and Restated Bylaws of
                                    Wyndham International, Inc.


         99.5                       Form of Certificate of Designation of Series
                                    A Convertible Preferred Stock of Wyndham
                                    International, Inc.

         99.6                       Form of Certificate of Designation of Series
                                    B Convertible Preferred Stock of Wyndham
                                    International, Inc.

         99.7                       Press Release dated March 1, 1999

         99.8                       Selected Pages from Analyst Presentation
                                    Materials dated March 1, 1999 Prepared by
                                    Chase Securities Inc.


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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

         Dated: March 2,1999                 PATRIOT AMERICAN HOSPITALITY, INC.


                                             /S/ JAMES D. CARREKER
                                             -----------------------------------
                                             By:      James D. Carreker
                                             Its:     Chief Executive Officer



         Dated: March 2, 1999                WYNDHAM INTERNATIONAL, INC.


                                             /S/ JAMES D. CARREKER
                                             -----------------------------------
                                             By:      James D. Carreker
                                             Its:     Chairman and Chief
                                                      Executive Officer



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

                                  EXHIBIT INDEX

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
         99.1 *                             Securities Purchase Agreement dated as of February 18, 1999 by and among Patriot American Hospitality, Inc., Wyndham International,
                                            Inc., Patriot American Hospitality Partnership, L.P., Wyndham
                                            International Operating Partnership, L.P. and the Investors named therein

         99.2 *                             Restructuring Plan

         99.3 *                             Form of Restated Certificate of Incorporation of Wyndham
                                            International, Inc.

         99.4 *                             Form of Amended and Restated Bylaws of Wyndham International,
                                            Inc.

         99.5 *                             Form of Certificate of Designation of Series A Convertible
                                            Preferred Stock of Wyndham International, Inc.

         99.6 *                             Form of Certificate of Designation of Series B Convertible
                                            Preferred Stock of Wyndham International, Inc.

         99.7 *                             Press Release dated March 1, 1999

         99.8 *                             Selected Pages from Analyst Presentation Materials dated March 1,
                                            1999 Prepared by Chase Securities Inc.


         -----------------
         *Filed herewith.


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